UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                           -------------------------


                                    FORM 8-K


               CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
                      THE SECURITIES EXCHANGE ACT OF 1934


      Date of report (Date of earliest event reported): February 13, 2002




                      UNIVERSAL SECURITY INSTRUMENTS, INC.

             (Exact name of registrant as specified in its charter)


Maryland                                  0-7885                 52-0898545
(State or Other Jurisdiction     (Commission File Number)      (IRS Employer
of Incorporation)                                            Identification No.)


              7-A Gwynns Mill Court, Owings Mills, Maryland 21117
                    (Address of Principal Executive Offices)


Registrant's telephone number, including area code: (410) 363-3000


                                  Inapplicable
          (Former Name or Former Address if Changed Since Last Report)

                    INFORMATION TO BE INCLUDED IN THE REPORT


Item 5.  Other Events.

          Reference is made to the letter to shareholders and press release issued by the Registrant on February 13, 2002, the text of which is attached hereto as Exhibit 99.1.


Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

(c)      Exhibits

The following exhibits are filed herewith:

Exhibit No.
-----------

99.1      Letter to  Shareholders  and attached Press Release dated February 13,
          2002.



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                                   SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                        UNIVERSAL SECURITY INSTRUMENTS, INC.
                                        (Registrant)




Date: February 14, 2002                 By:         /s/ Harvey Grossblatt
                                           -------------------------------------
                                           Harvey Grossblatt
                                           President, Chief Financial Officer




                                       2
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                                                                    Exhibit 99.1

                  [UNIVERSAL SECURITY INSTRUMENTS LETTERHEAD]


February 13, 2002


Dear Partners/Shareholders:

We are pleased to enclose third quarter results, which reflect an 18% increase in sales. This represents the highest quarterly sales in almost four years. We are encouraged with the continued improvements and hope you are, too.

Further, we are scheduled to attend two very important trade shows next month: the International Hardware Fair in Cologne, Germany, from March 3rd through March 6th, and NEMRA (National Electrical Manufacturers Representatives Association) in Dallas, TX, from March 6th through March 10th. Over 3,800 exhibiting companies from over 100 countries and more than 90,000 buyers are expected to attend the International Hardware Fair, while NEMRA is attended by thousands of sales representatives to the electrical industry from throughout the United States. We will be introducing for the first time our brand new line of Carbon Monoxide Alarms and Photoelectric Smoke Alarms.

Additionally, we are happy to announce that the Company signed a contract for the sale of its 1.5 acre excess parcel of land for $350,000, subject to normal buyer contingencies. There is no debt on this parcel and the Company expects the closing to occur in the July-September 2002 quarter.

We are continuing to add new customers and new products at an ever quickening rate, which we believe will continue to help the Company gain much higher sales. This, in turn, should result in much improved earnings. The Company is looking forward to its new fiscal year beginning in April and to even better results from the growth in all of its businesses.

I am particularly pleased that since my re-election as your Chairman of the Board I have had the opportunity to work with Harvey Grossblatt, President, and Ron Lazarus, President of the Company's USI ELECTRIC division, to refocus the Company's efforts on strong results. Your management team and all USI employees continue to be excited, productive and performance-driven. We are totally committed to our Partners/Shareholders and to ourselves to produce consistently better results and improved shareholder value.

As always, should you have any questions, please do not hesitate to contact me at any time.

Respectfully,


/s/ Stephen C. Knepper
Stephen C. Knepper
Chairman

0204PR

               -------------------------------------------------

Statements contained in this document that are not historical facts are forward-looking statements as that term is defined in the Private Securities Litigation Reform Act of 1995. Although UNIVERSAL SECURITY INSTRUMENTS, INC. believes that the expectations reflected in such forward-looking statements are reasonable, the forward-looking statements are subject to risks and uncertainties that could cause actual results to differ materially from those projections.

         7-A GWYNNS MILL COURT OWINGS MILLS, MARYLAND 21117-3586 U.S.A. TELEPHONE DIRECT DIAL: (410) 363-3000, EXTENSION 235 FAX: (410) 363-2218
                      E-MAIL: stevek@universalsecurity.com
                 Visit Us on the Web! www.universalsecurity.com

                      UNIVERSAL SECURITY INSTRUMENTS, INC.
       ANNOUNCES THAT SALES ROSE 18% IN ITS THIRD QUARTER ENDED 12/31/01
                AND REPORTS THIRD QUARTER AND NINE MONTH RESULTS


          OWINGS MILLS, MARYLAND - February 13, 2002 - UNIVERSAL SECURITY INSTRUMENTS, INC. (OTC: USEC) announced results for its third quarter and nine months ended December 31, 2001.

          For the three months ended December 31, 2001, the Company said sales rose 18% to $2,965,386 (the highest quarterly sales in almost four years), compared to sales of $2,522,377 for the same period last year. The Company reported net income of $36,433, or $0.04 per basic and diluted share, compared to a net loss of $196,270, or a loss of $0.22 per basic and diluted share, last year.

          For the nine months ended December 31, 2001, sales rose 25% to $7,873,998, compared to sales of $6,313,660 for the same period last year. The Company reported net income of $122,335, or $0.13 per basic and diluted share, compared to a net loss of $158,307, or a loss of $0.17 per basic and diluted share, last year.

          Steve Knepper, Chairman of the Board, said: "We are pleased with our improvements in sales and earnings as we continue to add new customers and new products despite a difficult economy."

          UNIVERSAL   SECURITY   INSTRUMENTS,   INC.,  founded  in  1970,  is  a
Maryland-based manufacturer and world-wide marketer of safety and security products directly and through its 50%-owned Hong Kong joint venture.

                                    -- more --

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
                      UNIVERSAL SECURITY INSTRUMENTS, INC.
                           ANNOUNCES RESULTS FOR THE
                        THIRD QUARTER ENDED DECEMBER 31:

                                                                            UNAUDITED
                                                                            ---------
                                                                     2001              2000
                                                                  ----------        ----------

Sales                                                             $2,965,386        $2,522,377

Net income (loss)*                                                    36,433          (196,270)
Income (loss) per share:
          Basic                                                          .04              (.22)
          Diluted                                                        .04              (.22)

Weighted average number of common shares outstanding:
          Basic                                                      930,305           912,270
          Diluted                                                    949,963           912,270


                 RESULTS FOR THE NINE MONTHS ENDED DECEMBER 31:

                                                                            UNAUDITED
                                                                            ---------
                                                                     2001              2000
                                                                  ----------        ----------

Sales                                                             $7,873,998        $6,313,660

Net income (loss)*                                                   122,335          (158,307)

Income (loss) per share:
          Basic                                                          .13              (.17)
          Diluted                                                        .13              (.17)

Weighted average number of common shares outstanding:
          Basic                                                      918,282           912,270
          Diluted                                                    927,439           912,270


* Due to the tax benefit carryforward of prior years' operating losses, no tax liability was incurred.

OTC:USEC
               -------------------------------------------------

Statements contained in this press release that are not historical facts are forward-looking statements as that term is defined in the Private Securities Litigation Reform Act of 1995. Although UNIVERSAL SECURITY INSTRUMENTS, INC. believes that the expectations reflected in such forward-looking statements are reasonable, the forward-looking statements are subject to risks and uncertainties that could cause actual results to differ materially from those projections.


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